UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 21, 2002

Commission file number 1-3295

MINERALS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	25-1190717 (I.R.S. Employer Identification Number)
The Chrysler Building 405 Lexington Avenue New York, New York (address of principal executive office)	10174-1901 (Zip Code)

(212) 878-1800
(Registrant's telephone number including area code)

Item 5.         Other Events

        On November 20, 2002, Minerals Technologies Inc. issued a press release concerning certain changes in senior management.

(c)     Exhibits

          99     -     Press Release issued by Minerals Technologies Inc. on November 20, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MINERALS TECHNOLOGIES INC.

By:	S. Garrett Gray
S. Garrett Gray
Vice President, General Counsel and Secretary

Date: November 21, 2002

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release issued by Minerals Technologies Inc. on November 20, 2002.